EXECUTION COPY


                                    SECURITY  AGREEMENT  dated as of  August  1,
                           1997, between WINSTAR EQUIPMENT II CORP., a Delaware corporation (the "Grantor"), and UNITED STATES TRUST COMPANY OF NEW YORK, a New York banking corporation ("U.S. Trust"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

         Reference is made to the Indenture dated as of August 1, 1997 (as amended, supplemented or otherwise modified from time to time, the "Indenture"), among the Grantor, WinStar Communications, Inc., as guarantor (the "Guarantor") and U.S. Trust, as trustee (in such capacity, the "Trustee").

         On the date  hereof,  (i) the  Grantor has issued  $50,000,000  12 1/2%
Guaranteed Senior Secured Notes Due 2004 (the "Notes") to various Initial Purchasers (as defined in the Indenture) and such Initial Purchasers have agreed to resell the Notes to various Holders thereof and (ii) the Guarantor has agreed to guarantee the Notes on a senior unsecured basis, each pursuant to, and upon the terms and subject to the conditions specified in, the Indenture. The
Indenture requires, among other things, the execution and delivery by the Grantor of an agreement in the form hereof to secure (a) the due and punctual payment by the Grantor of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for redemption or otherwise, (ii) each payment required to be made by any obligor under the Indenture in respect of any Note, when and as due, including payments in respect of reimbursement of disbursements and interest thereon, and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of any obligor to the Secured Parties under the Indenture and the other Security Documents and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the obligors under or pursuant to the Indenture and the other Security Documents (all the monetary and other obligations described in the preceding clauses (a) and (b) being collectively called the "Obligations").

         Accordingly, the Grantor, the Collateral Agent, on behalf of itself and each Secured Party, and each of their respective successors or assigns, hereby agree as follows:



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                                                                           2


                                    ARTICLE I

                                   Definitions

         SECTION 1.01. Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

     SECTION 1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:


         "Collateral" shall mean (i) all Designated Equipment acquired by the Grantor pursuant to Section 4.21 of the Indenture; (ii) the Proceeds of any sale or other disposition (other than leases in the ordinary course of business, as provided in Section 5.01(a) hereof) of such Designated Equipment (including any insurance proceeds from the loss or destruction of such Designated Equipment); and (iii) any additional Designated Equipment acquired by the Grantor with the Proceeds of any such sale or other disposition of Designated Equipment.

         "Designated Equipment" shall mean (i) telecommunications switches and related equipment and inventory; (ii) customer premise equipment; (iii) radios, antennae and cabling; (iv) office and warehouse furniture, fixtures and equipment (including without limitation, computers and communications equipment); (v) company service vehicles; and (vi) software related to each of the foregoing, in each case used in the telecommunications business of the Guarantor and its subsidiaries.

     "Indenture" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

         "Holder" shall mean the person in whose name a Note is registered on the books of the registrar.

     "Obligations" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

         "Proceeds" shall mean any consideration received from the sale, exchange, license, lease (other than consideration received solely from the lease of Designated Equipment in the ordinary course of business) or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that


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                                                                          3

constitutes Collateral, and shall include all cash and negotiable instruments received or held on behalf of the Collateral Agent and any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Secured Parties" shall mean (a) the Holders, (b) the Trustee, (c) the Collateral Agent, (d) the beneficiaries of each indemnification obligation undertaken by the Grantor under any Security Document and (e) the permitted successors and assigns of each of the foregoing.

     "Security Interest" shall have the meaning assigned to such term in Section 2.01.

         "Status Certificate" shall mean a certificate substantially in the form of Annex 1, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by two executive officers of the Grantor.

     SECTION 1.03. Rules of Construction. The rules of construction specified in
Section 1.03 of the Indenture shall be applicable to this Agreement.


                                   ARTICLE II

                                Security Interest

         SECTION 2.01. Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, the Grantor hereby bargains, sells, conveys, assigns, sets over, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of the Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). In furtherance of such Security Interest, and pursuant to Sections 4.22 and 4.23 of the Indenture, the Grantor has filed (or, if not filed on or prior to the date hereof, will file no later than August 14, 1997) fully executed Uniform Commercial Code financing statements with the Secretary of State of all 50 states of the United States, or, where a state does not provide for filing with the Secretary of State thereof, in another appropriate filing office, as more fully described in
Section 3.02 hereof. Without limiting the foregoing, the Collateral Agent also is hereby authorized to file one or more financing statements, continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by the Grantor, without the signature of the Grantor, naming the Grantor as debtor and the Collateral Agent as secured party. The Collateral Agent shall furnish the Grantor with copies of any such statements and other documents so filed.



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                                                                          4

         SECTION 2.02. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of the Grantor with respect to or arising out of the Collateral.

                                   ARTICLE III

                         Representations and Warranties

         The Grantor represents and warrants to the Collateral Agent and the Holders that:

         SECTION 3.01. Title and Authority. The Grantor has good and valid rights in and title to the Collateral that it has purported to grant a Security Interest in hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

         SECTION 3.02. Filings. The Status Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete. Fully executed Uniform Commercial Code financing statements (UCC-1's) or other appropriate filings, recordings or registrations containing a description of the Collateral have been filed (or, if not filed on or prior to the date hereof, will be filed no later than August 14, 1997) with the Secretary of State or other appropriate office of all 50 states of the United States and in such other governmental, municipal or other office specified in Schedule 5 to each Status Certificate (with copies delivered to the Collateral Agent).

         SECTION 3.03. Validity of Security Interest. The Security Interest constitutes a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, subject to any requirements regarding attachment. The Security Interest in the Collateral will be perfected only to the extent that the filings referred to in Section 3.02 are sufficient to perfect such Security Interest. The Security Interest is prior to any other Lien on any of the Collateral on the date hereof.

         SECTION 3.04. Absence of Other Liens. The Collateral is owned by the Grantor free and clear of any Lien. The Grantor has not filed or consented to the filing of any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral and which financing statement or analogous document is still in effect, except for the Liens and financing statements expressly created or permitted by this Agreement or the Indenture.




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                                                                          5

                                   ARTICLE IV

                                    Covenants

         SECTION 4.01. Change of Name; Location of Collateral; Records; Place of Business. (a) The Grantor agrees promptly to notify the Collateral Agent of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in its identity or corporate structure or (iv) in its Federal Taxpayer Identification Number. The Grantor agrees to notify the Collateral Agent, as soon as practicable after an executive officer of the Grantor learns thereof, if any material portion of the Collateral owned or held by the Grantor is damaged or destroyed.

         (b) The Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned or held by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which the Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

     SECTION 4.02. Protection of Security. The Grantor shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral against all persons.

         SECTION 4.03. Continuation Statements. The Grantor agrees, at its expense, to execute, acknowledge, deliver and cause to be duly filed all such continuation statements on Form UCC-3 as to maintain in effect the financing statements filed pursuant to Section 3.02, and to take all such actions as the Collateral Agent may from time to time reasonably request to preserve the Security Interest, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith.

         SECTION 4.04. Inspection and Verification. The Collateral Agent and such persons as the Collateral Agent may reasonably designate shall have the right, at the Grantor's own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, where such premises is within the control of the Grantor or any affiliate of the Grantor, to


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                                                                          6

discuss the Grantor's affairs with the officers of the Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Collateral in the possession of any third person, by contacting the third party possessing such Collateral (after two days' notice to the Grantor) for the purpose of making such a verification. Where the premises upon which any of the Collateral is located are not within the control of the Grantor, Grantor shall reasonably request such person(s) controlling such premises to allow the Collateral Agent and its designees to inspect such premises for the purposes, and subject to the limitations, of the foregoing sentence. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

         SECTION 4.05. Taxes; Encumbrances. At its option, upon not less than 10 days' prior written notice to the Grantor, the Collateral Agent may discharge past due taxes, assessments, charges, fees, liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted under the Indenture, and may pay for the maintenance and preservation of the Collateral to the extent the Grantor fails to do so as required by the Indenture or this Agreement, and the Grantor agrees to reimburse the Collateral Agent on demand for any reasonable payment or other expenses incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section shall be interpreted as excusing the Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of the Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Security Documents.

         SECTION 4.06. Continuing Obligations of the Grantor. The Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, including Sections 4.22 and 4.23 of the Indenture, all in accordance with the terms and conditions thereof, and the Grantor agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

     SECTION 4.07. Insurance. (a) The Grantor, at its own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Designated Equipment, including without limitation such insurance as is required pursuant to Section 4.15 of the Indenture.

         (b) In the event that the Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantor hereunder or any Event of Default, in its sole discretion, obtain and


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                                                                          7

maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Section, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantor to the Collateral Agent and shall be additional Obligations secured hereby.

         SECTION 4.08. Posting of Notices. The Grantor shall, with respect to any telecommunications switch that constitutes Designated Equipment acquired by the Grantor pursuant to Section 4.21 of the Indenture, post a notice on, or in the location housing, such telecommunications switch, identifying the Grantor as the owner of the telecommunications switch and stating that such telecommunication switch is subject to the Security Interest under the Indenture and the Security Documents.

         SECTION 4.09. FCC Approvals. Notwithstanding anything to the contrary set forth herein, the Grantor agrees that to the extent prior FCC approval is required pursuant to the Communications Act of 1934, as amended, for (i) the operation and effectiveness of any grant, right or remedy hereunder or under the Indenture or (ii) taking any action that may be taken by the Collateral Agent hereunder or under the Indenture, such grant, right, remedy or actions will be subject to such prior Federal Communications Commission ("FCC") approval having been obtained by or in favor of the Collateral Agent, on behalf of the Secured Parties (and Grantor will use its best efforts to obtain any such approval as promptly as possible). Grantor agrees that, upon and during the continuance of an Event of Default and at Collateral Agent's request, Grantor will, and will cause its subsidiaries to, immediately file, or cause to be filed, such applications for approval and shall take all other and further actions required by the Collateral Agent, on behalf of the Secured Parties, to obtain such governmental authorizations, including FCC authorizations, as are necessary to transfer ownership and control to the Collateral Agent, on behalf of the Secured Parties, or their successors or assigns, of the Collateral held by it or its subsidiaries, or its interest in any Person holding any such Collateral.

         SECTION 4.10. UCC-1 Filings. The Grantor shall, and the Guarantor shall cause the Grantor to, on or prior to August 14, 1997, file UCC-1's or other appropriate filings, recordings or registrations containing a description of the Collateral with the Secretary of State or other appropriate office in all states of the United States (and in such other governmental, municipal or other office specified in Schedule 5 to each Status Certificate) where the Grantor has heretofore not filed the UCC-1's required to be filed pursuant to Sections 4.22 and 4.23 of the Indenture.




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                                                                          8

                                    ARTICLE V

                        Transfer and Sales of Collateral

         SECTION 5.01. Transfer and Sales of Collateral. (a) Grantor shall not, except as permitted by the terms of the Indenture from time to time in effect (including without limitation Sections 4.11, 4.23 and 11.02 thereof), sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral. For the avoidance of doubt, Grantor may lease Designated Equipment in the ordinary course of business without such lease constituting a sale, assignment or other disposition prohibited by the preceding sentence, and any consideration received by Grantor in respect of any such lease shall not be subject to a security interest under the Security Documents.

         (b) As long as no Event of Default shall have occurred and be continuing, and no event which, with the lapse of time or after notice, would become an Event of Default shall have occurred and be continuing, Grantor shall be entitled from time to time to request the Collateral Agent to release all or a portion of the Collateral owned by it and subject to this Agreement; provided, however, that such request must be in writing and accompanied by an Officers' Certificate of Grantor and an Opinion of Counsel to Grantor (which counsel shall be reasonably satisfactory to the Collateral Agent) stating that all conditions precedent to the release of such Collateral pursuant to this Article V and the Indenture have been complied with. Upon satisfaction of the conditions in this
Article V and the Indenture, the Lien of this Agreement on all Collateral to be released without any further action on the part of the Collateral Agent or any other person. In furtherance of the foregoing, the Collateral Agent shall execute and deliver to Grantor an instrument or instruments acknowledging the release of such Collateral from this Agreement and the discharge of the Lien on such Collateral created by this Agreement, and will duly assign, transfer and deliver to Grantor (without recourse and without any representation or warranty) such Collateral to be released.

         (c) No Collateral shall be released from the Lien of this Agreement pursuant to any request described in paragraph (b) above unless (i) as promptly as is practicable thereafter, the Grantor shall sell such Collateral, (ii) as promptly as is practicable thereafter, the Grantor deposits with the Collateral Agent cash or cash equivalents, if any, representing the Net Cash Proceeds from the sale of such Collateral; and (iii) Grantor delivers to the Collateral Agent an Officers' Certificate and an Opinion of Counsel to the effect that all conditions precedent contained in the Indenture to the sale and release of such Collateral shall have been satisfied in full. On or after deposit of the sums described in clause (ii) of this paragraph (c), Grantor shall be entitled thereafter to request release of such cash proceeds at such times and in such amounts in order to, and only to the extent necessary to, comply with its obligations under, or otherwise in accordance with, the Indenture, including without limitation, its obligation to acquire additional Designated Equipment within 45 days pursuant to Section 4.11 thereof, as a result of the disposition of such Collateral. Such releases of Net Cash Proceeds shall not be


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                                                                          9

made until and unless Grantor shall have delivered an Officers' Certificate and an Opinion of Counsel to the Collateral Agent stating that all conditions precedent to such release set forth in the Indenture shall have been satisfied.

         (d) The release of any Collateral from the terms hereof and of the other Security Documents or the release of, in whole or in part, the Liens created by the Security Documents, will not be deemed to impair the Lien on the Collateral in contravention of the provisions of the Indenture if and to the extent the Collateral or Liens are released pursuant to the applicable Security Documents and pursuant to the terms of the Indenture. Each of the Secured Parties acknowledge that a release of Collateral strictly in accordance with the terms of the Security Documents and of the Indenture will not be deemed for any purpose to be an impairment of the Lien on the Collateral in contravention of the terms of the Indenture. To the extent applicable, Grantor and each obligor on the Securities shall cause ss. 314(d) of the Trust Indenture Act of 1939 (the "TIA") relating to the release of property or securities from the Lien of the Security Documents and of the Indenture to be complied with. Any certificate or opinion required by ss. 314(d) of the TIA may be made by an officer of Grantor, except in cases which ss. 314(d) of the TIA required that such certificate or opinion be made by an independent person.


                                   ARTICLE VI

                                Power of Attorney

         SECTION 6.01. Power of Attorney. The Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as the Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for the Grantor and in the Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default
(a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral;
(c) to sign the name of the Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (e) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (f) to notify, or to require the Grantor to notify third parties to make payment directly to the Collateral Agent; and (g) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as


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                                                                          10

fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Grantor or to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantor for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve the Grantor of any of its obligations hereunder or under the Indenture with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Security Document, by law or otherwise.


                                   ARTICLE VII

                                    Remedies

         SECTION 7.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, the Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right (subject to applicable law) to take any of or all the following actions at the same or different times: with or without legal process and with or without previous notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, the Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

         The Collateral Agent shall give the Grantor 15 days' written notice (which the Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of the Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from the Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and the Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwith-

standing the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

     SECTION 7.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

                  FIRST, to the payment of all costs and expenses incurred by the Trustee or the Collateral Agent (in its capacity as such hereunder or under any other Security

         Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Security Document on behalf of the Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Security Document;

     SECOND, to the payment of the fees and expenses of the Secured Parties on an equal and ratable basis;

     THIRD, to the payment of interest on and fees, if any, with respect to the Obligations on an equal and ratable basis;

     FOURTH, to the payment of the unpaid principal amount of the Obligations on an equal and ratable basis;

     FIFTH, to the payment of costs and expenses of, all premiums on, and all other amounts due with respect to, the Obligations on an equal and ratable basis; and

     SIXTH, to the Grantor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.


                                  ARTICLE VIII

                                  Miscellaneous

     SECTION 8.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 12.02 of the Indenture.

     SECTION 8.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Indenture or any other Security Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any other Security Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Obligations or this Agreement.

         SECTION  8.03.  Survival  of  Agreement.  All  covenants,   agreements,
representations and warranties made by the Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Security Document shall be considered to have been relied upon by the Holders, regardless of any investigation made by the Holders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

         SECTION 8.04. Binding Effect; Several Agreement. This Agreement shall become effective as to the Grantor when a counterpart hereof executed on behalf of the Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon the Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of the Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that the Grantor shall not have the right to assign its rights hereunder or any interest herein or in the Collateral except as expressly contemplated by this Agreement or the Indenture.

         SECTION 8.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

         SECTION 8.06.  Collateral  Agent's Fees and Expenses;  Indemnification.
(a) The Grantor agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement (including the customary fees of the Collateral Agent for any ongoing monitoring or audits conducted by it with respect to the Collateral), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of the Grantor to perform or observe any of the provisions hereof.

         (b) Without limitation of its indemnification obligations under the other Security Documents, the Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Secured Parties (collectively, "Indemnitees") against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

         (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Notes, the invalidity or unenforceability of any term or provision of this Agreement or any other Security Document, or any investigation made by or on behalf of the Collateral Agent or any Holder. All amounts due under this Section shall be payable on written demand therefor.

     SECTION 8.07. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCLUDING (TO THE EXTENT PERMISSIBLE BY LAW) ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         SECTION 8.08. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Trustee and the Holders under the other Security Documents are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provisions of this Agreement or any other Security Document or consent to any departure by the Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Grantor in any case shall entitle the Grantor to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the

Collateral Agent and the Grantor with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with
Section 9.02 of the Indenture.

         SECTION 8.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF,
UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER SECURITY DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER SECURITY DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 8.10. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Security Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 8.11. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section
8.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

         SECTION 8.12. Headings. Article and Section headings used herein are for the convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         SECTION 8.13. Jurisdiction; Consent to Service of Process. (a) The Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Security Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, the Trustee or any Holder may otherwise have to bring any action or proceeding relating to this Agreement or the other Security Documents against the Grantor or its properties in the courts of any jurisdiction.

         (b) The Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Security Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process by registered mail, postage prepaid. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 8.14. Termination or Release. (a) Except as provided in Section 8.06, this Agreement and the Security Interest shall terminate when all the Obligations have been indefeasibly paid in full and the Grantor and the Guarantor have no further obligations to the Holders.

         (b) In connection with any termination pursuant to paragraph (a) above, upon the request of the Grantor accompanied by an Officers' Certificate and Opinion of Counsel stating that all conditions precedent to the termination of the Lien in the Collateral pursuant to this Agreement and the Indenture have been satisfied, the Collateral Agent shall execute and deliver to the Grantor, at the Grantor's expense, all Uniform Commercial Code termination statements and similar documents which the Grantor shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 8.14 shall be without recourse to or warranty by the Collateral Agent.


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                       WINSTAR EQUIPMENT II CORP., as
                                         Grantor,

                                       By:
                                          ---------------------------
                                          Name:
                                          Title:


                                       UNITED STATES TRUST
                                       COMPANY OF NEW YORK,
                                         as Collateral Agent,

                                       By:
                                          ---------------------------
                                          Name:
                                          Title:

                                                           Annex 1 to the
                                                         Security Agreement



                                    [Form of]

                               STATUS CERTIFICATE


         Reference is made to the Indenture dated as of August 1, 1997 (as amended, supplemented or otherwise modified from time to time, the "Indenture"), among WINSTAR EQUIPMENT II CORP., a Delaware corporation ("WinStar Equipment II"), WINSTAR COMMUNICATIONS, INC., a Delaware corporation (the "Guarantor"), UNITED STATES TRUST COMPANY OF NEW YORK, as trustee (the "Trustee"), and to the Security Agreement dated August 1, 1997 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among WinStar Equipment II, as grantor (the "Grantor"), and the Trustee as collateral agent (the "Collateral Agent"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Indenture.

         Under the Security Agreement, WinStar Equipment II is the Grantor of security interests in the Collateral as defined therein. In order to facilitate the perfection of such security interests, the Collateral Agent has requested that WinStar Equipment II provide the information specified in this certificate for the Grantor.

     The undersigned, executive officers of the Grantor, hereby certify to the Collateral Agent and each other Secured Party as follows:

     1. Names. (a) The exact corporate name of the Grantor, as such name appears in its certificate of incorporation, is as follows:

     (b) Set forth below is each other corporate name the Grantor has had in the past five years, together with the date of the relevant change:

     (c) Except as set forth in Schedule 1 hereto, the Grantor has not changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

     (d) The following is a list of all other names (including trade names or similar appellations) used by the Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

     (e) Set forth below is the Federal  Taxpayer  Identification  Number of the
Grantor: 13-3960835.

     2. Current Locations. (a) The chief executive office of the Grantor is located at the address set forth on Schedule 2(a) hereto.

         (b) Set forth on Schedule 2(b) hereto are all locations where the Grantor maintains (or intends to maintain) Collateral having an Acquired Cost of at least $25,000 in such location.

         (c) Set forth on Schedule 2(c) hereto are all the places where the Grantor maintains an office or other facility not identified in paragraph (a) or
(b) above.

     3. Unusual Transactions. All Designated Equipment has been purchased by the Grantor in the ordinary course of its business.

     4. UCC Filings. Duly signed financing statements on Form UCC-1 in substantially the form of Schedule 4 hereto have been prepared for filing with the Secretary of State or other appropriate office of the states of the United States listed in Schedule 5.

     5. Schedule of Filings. Attached hereto as Schedule 5 is a schedule setting forth, with respect to the filings described in Section 4 above, each filing and the filing office in which such filing is to be made.

     6. Filing Fees. All filing fees and taxes payable in connection with the filings described in Section 4 above have been paid.


     IN WITNESS WHEREOF, the undersigned has duly executed this certificate on this _____ day of ________________, 199_.

                                       WINSTAR EQUIPMENT II CORP.,

                                       By:
                                          ---------------------------
                                          Name:
                                          Title:


                                       By:
                                          ---------------------------
                                          Name:
                                          Title:

                                                                    SCHEDULE 1





                                     CHANGES

                                                               SCHEDULE 2(a)





                             CHIEF EXECUTIVE OFFICE

                                                                SCHEDULE 2(b)





                             LOCATIONS OF COLLATERAL

                                                               SCHEDULE 2(c)





                          OFFICES AND OTHER FACILITIES

                                                                   SCHEDULE 4





                                   FORM UCC-1

                                                                   SCHEDULE 5





                                  UCC-1 FILINGS